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                        POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, in his capacity as a director of PCA International, Inc. (the "Company"), does hereby constitute and appoint John Grosso his true and lawful attorney-in-fact, to execute in his name, place and stead, in his capacity as a director of the Company, the Company's registration statement on Form S-8 relating to the Company's 1996 Omnibus Long-Term Compensation Plan and any and all amendments thereto as said attorney-in-fact shall deem necessary or appropriate, together with all exhibits and other documents and instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Securities and Exchange Commission. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such registration statement on Form S-8, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney-in-fact.

IN WITNESS WHEREOF, each of the undersigned has executed this Power Of Attorney on the dates set forth herein below.

_____________________              _________________________
Date                               R. Stuart Dickson

_____________________              _________________________
Date                               Charlotte H. Mason

_____________________              _________________________
Date                               Peter B. Foreman

_____________________              _________________________
Date                               Albert F. Sloan

_____________________              _________________________
Date                               George Friedman

_____________________              _________________________
Date                               Stanley Tulchin

_____________________              _________________________
Date                               Joseph H. Reich